EXHIBIT 13.1

CERTIFICATION PURSUANT TO RULE 13a-14(b)

OF THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Amec Foster Wheeler plc (the “Company”) on Form 20-F for the period ended 31 December 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Ian McHoul, Chief Financial Officer and interim CEO of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: 23 March 2016	/s/ IAN MCHOUL
Ian McHoul
Chief Financial Officer and interim CEO